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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ------------------------



         Date of Report (Date of Earliest Event Reported): July 25, 2001

                              Chiles Offshore Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             001-16005                                 76-0656029
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      (Commission File Number)              (I.R.S. Employer Identification No.)

11200 Richmond Avenue, Suite 490
Houston, Texas                                             77082
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(Address of Principal Executive offices)                 (Zip Code)

                                 (713) 339-3777
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)
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NY2:\1068853\03\MWQD03!.DOC\35287.0003

Item 2.           Acquisition or Disposition of Assets.

                  On July 25, 2001, Chiles Offshore Inc. ("Chiles") completed the acquisition of the ultra-premium jackup rig Tonala, as contemplated by an agreement (the "Tonala Agreement") dated as of July 20, 2000, as amended by amendment No. 1 thereto, dated November 10, 2001 (the "Amendment"), by and among Chiles, Perforadora Central, S.A. de C.V. ("Perforadora") and the stockholders of Perforadora. The acquisition was accomplished through a merger of GIA2, Inc. ("GIA2"), a newly formed Delaware corporation, with and into Chiles, with Chiles being the surviving corporation. As a result of the merger, Chiles acquired all of the outstanding shares of Tonala, Inc., a Delaware corporation that was a wholly-owned subsidiary of GIA2 and that owns the Tonala. The terms of the merger are set forth in the Agreement and Plan of Merger, dated July 25, 2001, between Chiles and GIA2 (the "Merger Agreement"). The Tonala Agreement, the Amendment and the Merger Agreement are filed as Exhibits hereto and are incorporated herein by reference.

                  The consideration paid by Chiles pursuant to the Merger Agreement consisted of 2,679,723 shares of its common stock issued to the former shareholders of GIA2 and in connection with the transaction, Tonala, Inc. assumed approximately $58.8 million in remaining principal balance due under long-term debt obligations guaranteed by the U.S. Maritime Administration. The debt bears interest at a rate of 5.6% per year and requires semi-annual principal payments of $2.9 million due on each January 15 and July 15 together with accrued interest until the final maturity in 2011. The shareholders of GIA2 were Patricio Alvarez Morphy, Luis Alvarez Morphy, Javier Alvarez Morphy and Enrique Chavez Quintana. As a result of the acquisition, Messrs. P. Morphy and
L. Morphy, who are members of Chiles Board of Directors, own 1,034,802 and 822,434 shares of the common stock of Chiles, respectively.

                  Following the merger, Chiles changed the name of Tonala, Inc. to Chiles Coronado Inc. and the name of the rig to Chiles Coronado. Chiles has operated the rig pursuant to the terms of a bareboat charter with its former owners since the rig was delivered by the shipyard and commissioned in April 2000. Chiles has used the rig since this time to provide contract drilling services to the offshore oil and gas drilling industry. Chiles intends to continue the use the Chiles Coronado for the same purpose for which it used this asset prior to the acquisition.

                  A press release issued by Chiles on July 25, 2001 announcing the closing of the transaction is also filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(c)                        Exhibits.

Exhibit No.                Exhibit
-----------                -------

2.1 Agreement and Plan of Merger, dated as of July 25, 2001, by and between Chiles Offshore Inc. and GIA2, Inc.

10.1 Agreement with Respect to Ownership of the Tonala, dated as of July 20, 2000, by and between Chiles Offshore LLC, Perforadora Central, S.A. de C.V., Grupo Industrial Atlantida, S.A. de C.V., Patricio Alvarez Morphy, Javier Alvarez Morphy, Luis Alvarez Morphy and Enrique Chavez Quintana (incorporated herein by reference to exhibit 10.22 to Amendment No. 2 to the Registration Statement on Form S-1 (No. 333-39418) filed with the Commission on July 24,
                           2000).

10.2 Amendment No. 1 to Agreement with Respect to Ownership of the Tonala, dated November 10, 2000, among Chiles Offshore Inc., Perforadora Central, S.A. de C.V., Grupo Industrial Atlantida, S.A. de C.V., Patricio Alvarez Morphy, Javier Alvarez Morphy, Luis Alvarez Morphy and Enrique Chavez Quintana (incorporated herein by reference to exhibit 10.3 to the Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2000 filed with the Commission on November 14, 2000).

99.1 Press Release dated July 25, 2001 issued by Chiles Offshore Inc., announcing the acquisition of the Tonala.





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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHILES OFFSHORE INC.


Date:    August 8, 2001.      By:      /s/ Dick Fagerstal
                                       -------------------------------------
                                       Dick Fagerstal
                                       Senior Vice President,
                                       Chief Financial Officer and
                                       Secretary

                                  EXHIBIT INDEX

Exhibit No.                Exhibit
-----------                -------

2.1 Agreement and Plan of Merger, dated as of July 25, 2001, by and between Chiles Offshore Inc. and GIA2, Inc.

10.1 Agreement with Respect to Ownership of the Tonala, dated as of July 20, 2000, by and between Chiles Offshore LLC, Perforadora Central, S.A. de C.V., Grupo Industrial Atlantida, S.A. de C.V., Patricio Alvarez Morphy, Javier Alvarez Morphy, Luis Alvarez Morphy and Enrique Chavez Quintana (incorporated herein by reference to exhibit 10.22 to Amendment No. 2 to the Registration Statement on Form S-1 (No. 333-39418) filed with the Commission on July 24,
                           2000).

10.2 Amendment No. 1 to Agreement with Respect to Ownership of the Tonala, dated November 10, 2000, among Chiles Offshore Inc., Perforadora Central, S.A. de C.V., Grupo Industrial Atlantida, S.A. de C.V., Patricio Alvarez Morphy, Javier Alvarez Morphy, Luis Alvarez Morphy and Enrique Chavez Quintana (incorporated herein by reference to exhibit 10.3 to the Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2000 filed with the Commission on November 14, 2000).

99.1 Press Release dated July 25, 2001 issued by Chiles Offshore Inc., announcing the acquisition of the Tonala.





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